UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-1530

Name of Registrant: Vanguard Explorer Fund

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2009 – April 30, 2010

Item 1: Reports to Shareholders

Vanguard Explorer™ Fund
Semiannual Report

April 30, 2010

> Vanguard Explorer Fund returned about 25% for the six months ended April 30, 2010, slightly behind the return of its benchmark and slightly ahead of its peer-group average.

> Each sector in the fund returned between 15% and 35%.

> Technology stocks provided the biggest boost to the fund’s return, while consumer discretionary stocks fared best compared with their counterparts in the benchmark.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	13
Performance Summary.	14
Financial Statements.	15
About Your Fund’s Expenses.	28
Trustees Approve Advisory Arrangements.	30
Glossary.	33

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Six Months Ended April 30, 2010
Total
Returns
Vanguard Explorer Fund
Investor Shares	25.01%
Admiral™ Shares	25.17
Russell 2500 Growth Index	25.81
Small-Cap Growth Funds Average	24.95
Small-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares are a lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

Your Fund’s Performance at a Glance
October 31, 2009 , Through April 30, 2010
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Explorer Fund
Investor Shares	$51.77	$64.61	$0.098	$0.000
Admiral Shares	48.21	60.15	0.175	0.000

Chairman’s Letter

Dear Shareholder,

Vanguard Explorer Fund returned about 25% for the fiscal half-year ended April 30, 2010. With stocks—particularly those of smaller companies—rallying through most of the period, the fund continued to regain much of the ground lost during the severe downturn of 2008–09. The stocks selected by the fund’s investment advisors slightly underperformed those in its benchmark, but the fund’s result was slightly ahead of the average return of competing small-cap growth funds.

U.S. stocks extended their post-crisis rally
Despite a few minor setbacks, stocks continued to climb during much of the six months ended April 30. The broad U.S. stock market ended the period up about 18%. Since scraping bottom in March 2009, U.S. equities have rebounded dramatically, returning more than 80%.

For the half-year, stocks of small-capitalization companies significantly outperformed both the broad market and larger-cap issues, returning about 28%. Large-cap stocks returned about 17%, slightly behind the broad market gain. Value stocks generally trumped their growth counterparts for the period, though the differences weren’t all that noteworthy.

International stocks considerably lagged U.S. stocks, but still ended the half-year in positive territory. In Europe,

Greece’s financial woes continued to make headlines, precipitating unusual market volatility that continued after the close of the fiscal period. In Asia, the larger developed markets returned about 8%. Most emerging market stocks, which made a quick and substantial recovery from the global economic slowdown, continued to outperform those in developed markets. China, however, was held back by the possibility of monetary policy changes.

Corporate bonds remained attractive to investors
The broad U.S. taxable bond market returned about 3% for the period as investors continued to favor higher-risk corporate bonds over U.S. government issues. The broad municipal bond market posted strong results, returning almost 4%. The yields of longer-term Treasury bonds rose during the six months, while those of the shortest-term securities remained around 0%.

The Federal Reserve Board has kept its target for short-term interest rates unchanged at 0% to 0.25% since December 2008. The Fed’s April statement noted economic improvements, but said officials still thought that “economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.” The Fed has, however, begun to wind down credit programs established during the financial crisis.

Market Barometer
			Total Returns
		Periods Ended April 30, 2010
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	16.77%	40.21%	3.07%
Russell 2000 Index (Small-caps)	28.17	48.95	5.74
Dow Jones U.S. Total Stock Market Index	17.91	41.12	3.73
MSCI All Country World Index ex USA (International)	5.95	40.97	6.94

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	2.54%	8.30%	5.38%
Barclays Capital Municipal Bond Index	3.68	8.85	4.51
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.12	2.72

CPI
Consumer Price Index	0.85%	2.24%	2.30%

Consumer and tech stocks provided the biggest gains
As the U.S. stock market rally continued, the Explorer Fund’s holdings in every sector of the economy gained between 15% and 35% during the six-month period. Compared with the benchmark, the fund’s best relative performance came from its consumer discretionary holdings, which benefited from an uptick in consumer spending. The fund profited from holdings in the resurgent auto industry in particular. In fact, auto parts and equipment companies were the fund’s best relative performers. Within this group, TRW, ArvinMeritor, and Tenneco were among the biggest advancers, with gains approaching or exceeding 100%.

The most sizable contribution to the fund’s advance came from the fund’s largest sector, information technology, as corporate America ramped up its investment in IT infrastructure. The advisors were especially successful in the communications equipment arena; Acme Packet, for example, returned more than 160% after announcing record revenue. And TiVo (+61%), the TV software firm and one of the fund’s largest holdings, proved to be an outstanding performer during the period.

The health care sector also posted generous returns, although superior selections among health care technology companies were offset by biotechnology,

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Explorer Fund	0.54%	0.34%	1.64%

The fund expense ratios shown are from the prospectus dated February 24, 2010, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended April 30, 2010, the fund’s annualized expense ratios were 0.51% for Investor Shares and 0.31% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: Small-Cap Growth Funds.

where the fund had a lower allocation than the benchmark weighting and its stocks underperformed. The fund’s holdings in the energy and industrial sectors also failed to keep pace with their counterparts in the benchmark. In industrials, a rapid ascent by US Airways was more than offset by the fund’s underweighting of UAL, the parent of United Airlines. Both airlines benefited from an increase in worldwide travel, but UAL skyrocketed as it conducted merger talks with US Airways and Continental. Just after the close of the period, UAL and Continental announced plans to merge.

A variety of growth strategies for a long-term approach
The Explorer Fund’s search for smaller, faster-growing companies doesn’t guarantee success, of course. The exploration for superior performance can lead to periods when returns trail those for the small-cap growth segment of the market, or for the overall market. But as the fund has demonstrated, the use of multiple advisors and a diversity of strategies can reduce risk while offering the prospect of above-average growth in this often volatile segment of the market.

While the market’s climb back from its low last year has been welcome, the crosscurrents in the global economy may bring continued volatility. The historic economic developments of the past several years underscore the wisdom of sticking with a long-term plan, one that includes a broad mix of stock, bond, and money market funds tailored to your goals and risk tolerance. The Explorer Fund can be a good fit for this kind of prudent approach to investing, an approach that has served investors well time and again, through bull and bear markets alike.

Over the past few months, AXA Rosenberg Investment Management, one of the fund's seven advisors, has notified Vanguard of: 1) the discovery of a coding error that may have affected its risk model; and 2) certain management and ownership changes. We have been told by AXA that the error has been fixed, but we are obviously concerned about its existence and about the impact of the organizational changes on the firm. At this point, AXA is conducting a review of the situation, and we are waiting for its report, including an assessment of what impact, if any, the coding error may have had on the fund. We continue to diligently monitor and assess the situation and determine the right course of action for the fund and its shareholders.

On another matter, I would like to inform you that as of January 1, 2010, we completed a leadership transition that began in March 2008. I succeeded Jack Brennan as chairman of Vanguard and each of the funds. Jack has agreed to serve as chairman emeritus and senior advisor. Under Jack’s leadership, Vanguard has grown to become a preeminent firm in the mutual fund industry. Jack’s energy, his relentless pursuit of perfection, and his unwavering focus on always doing the right thing for our clients are evident in every facet of Vanguard policy today.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 17, 2010

Advisors’ Report

For the fiscal half-year ended April 30, 2010, Vanguard Explorer Fund returned 25.01% for Investor Shares and 25.17% for the lower-cost Admiral Shares.

Your fund is managed by seven advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The table following this report lists the advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies. The advisors have provided the following assessment of the investment environment during the past six months and the notable successes and shortfalls in their portfolios. These comments were prepared on May 18, 2010.

Granahan Investment
Management, Inc.

Portfolio Manager: Jack Granahan, CFA, Managing Partner

Investment environment: Activity levels in the economy began to rise in the form of higher revenues, and since costs generally remained subdued, the result has been much better earnings comparisons. Stocks continued their comeback until the European monetary uncertainties began to weigh on the market in April. In the United States, the industrial sector has strengthened, with technology leading the way. High unemployment and housing difficulties remain a challenge in the consumer sector.

Successes: Technology, consumer staples, and materials were our best-performing sectors. This coincided with better sales and earnings comparisons in those sectors recently, although most of our sectors are showing better earnings as well. Individual stocks of note included Acme Packet in technology, which appreciated more than 150% as the emergence of packet networks based on Internet Protocol replaces legacy circuit switched networks. This conversion benefits the company’s session border control product line, which improves network security and quality of service. Nektar Therapeutics also was a contributor, as its drug delivery platform continued to gain validation.

Shortfalls: Our financial stocks hurt performance. Euronet Worldwide, a provider of ATM and other electronic payment services, took a hit in its important Polish operation, where Visa Europe lowered interchange fees.

Our underweighting in the strong consumer discretionary sector also penalized performance. These stocks have been helped by managements’ aggressive cost reductions.

Wellington Management Company, LLP

Portfolio Manager: Kenneth L. Abrams, Senior Vice President and Equity Portfolio Manager

Investment environment: Global equities continued their rally, ending the period with a modest gain in April. Investor concerns about widening credit problems in the Eurozone weighed on markets, offsetting strong corporate earnings news and a strengthening global economic recovery.

Successes: Our portion of the fund benefited from favorable security selection in the consumer discretionary sector, with solid performance from TRW Automotive, ArvinMeritor, and MGM Mirage. TRW shares rallied as the company’s fiscal-year results, announced in February, topped expectations. Cost-cutting overcame output declines, and management raised its full-year revenue guidance. ArvinMeritor shares rose after the company successfully raised capital, which it intends to use to improve its balance sheet. MGM Mirage shares gained on solid first-quarter earnings and a successful debt offering.

Shortfalls: Several of our information technology holdings were detractors over the trailing six months, including Take-Two Interactive and Tellabs. Take-Two Interactive shares fell after the firm warned that earnings would miss expectations, citing poor results for its baseball games and a weak retail environment. We eliminated the position. Tellabs shares lagged after rallying during the third quarter, as earnings were hurt by lower equipment sales to Verizon during Verizon’s FiOS build-out.

Kalmar Investment Advisers

Portfolio Manager: Ford B. Draper, Jr., President and Chief Investment Officer

Investment environment: Both U.S. and foreign economies have strengthened, notably more than anticipated a year ago. The U.S. recovery is broadening into a sustainable expansion. Stock markets anticipated this and moved higher.

We have increased the portfolio’s economic sensitivity, staying focused on high-quality businesses with special growth drivers and internal improvements not discounted in their stocks. Examples include Gentex, Darden Restaurants, and Acxiom.

Since the market recovery began, low-quality, very small stocks have outperformed—producing a headwind to relative returns of quality-oriented managers. However, this creates opportunity, so we raised our exposure to classy businesses with true secular growth prospects, such as Herbalife, Cooper Companies, and ICON.

Successes: Befitting our bottom-up style, our successes came from varied industries. They included Cooper Companies, Life Time Fitness, ResMed, F5 Networks, and CyberSource, which was the subject of a takeover.

Shortfalls: In addition to the impact of the low-quality headwind on the portfolio more broadly, our exploration and production holdings suffered because of the decline of natural gas prices, even though reserves grew robustly. Also, Corrections Corporation of America suffered as state budgetary problems worsened.

AXA Rosenberg Investment Management LLC

Portfolio manager: William E. Ricks, Ph.D., Americas Chief Executive and Chief Investment Officer

Investment environment: Corporate earnings continue to surprise on the upside, although the rate of earnings improvement has begun to moderate. Equity price returns are increasingly being underpinned by earnings after an extended period of divergence between prices and earnings. The wide range of analysts’ estimates has also begun to narrow to more normal levels. We continue to remain focused on fundamental stock selection, driven by earnings and valuation.

Successes: The portfolio benefited from being overweighted in stocks in the consumer discretionary and materials sectors, which led the strong rally. Underweightings in the financial and industrial sectors also helped, as the services and miscellaneous finance industries posted poor relative returns. Stock selection within consumer discretionary and IT was successful, including holdings in Netflix, Cirrus Logic, Phillips-Van Heusen, and Interpublic Group. An underweighting in 3Com also helped our relative performance.

Shortfalls: Stock selection was the key detractor for relative returns during the period, particularly among health care and industrial holdings. Overweighted holdings in Beckman Coulter, King Pharmaceuticals, and Energizer Holdings were the top detractors from performance as these companies posted weak relative returns for the period. An underweighting in Dendreon also hurt performance as the stock posted returns of more than 100%.

Vanguard Quantitative Equity Group

Portfolio Manager: James D. Troyer, CFA, Principal

Investment environment: For the six-month period, our portion of Explorer enjoyed the continuation of a more favorable investment climate. Signs that the recession might be ending raised stock prices and lowered expectations about volatility. As investors have become less concerned about systemic risk, it has become easier to discriminate among stocks. Our process assesses five characteristics: valuation, growth, management decisions, market sentiment, and earnings quality. During the past six months, our management, growth, valuation, and quality models all enjoyed positive performance. Our sentiment indicator was negative.

Successes: Our best-performing securities over the last six months were Revlon (108%), HSN (102%) and Valassis Communications (79%).

Shortfalls: Our underweightings in UAL and Dendreon hurt performance.

Chartwell Investment Partners, L.P.

Portfolio Managers: Edward N. Antoian, CFA, CPA, Managing Partner

John A. Heffern, Managing Partner and Senior Portfolio Manager

Investment environment: As valuations climb for weaker companies, we believe that investors will begin to shift toward higher-quality companies in a more meaningful way because these companies have far better prospects for sustained growth. In a gradual and unsteady recovery, we expect investors to continue to favor companies with strong fundamentals and above-average growth potential, two key characteristics we apply with our time-tested, bottom-up approach to small- and mid-cap investing.

Successes: Basic industry and business services were our top-performing groups over the period. Atlas Air Worldwide Holdings provides operating services to the air freight industry. The company has benefited from customers flying beyond their minimum requirements, pricing power resulting from the elevated demand, and an increase in military flights resulting from operations in Afghanistan. Ashland and Solutia are two specialty chemicals companies that also performed well. VanceInfo Technologies, a Chinese IT services vendor, has been gaining market share with its highly educated, low-cost workforce in the Chinese domestic market and with multinational clients moving into China. Lastly, biotechnology company Dendreon won U.S. approval in late April to sell a vaccine to treat advanced prostate cancer.

Shortfalls: Stock selection detracted in both the consumer and financial service areas. Coldwater Creek is a women’s apparel retailer selling through stores, the Internet, and catalogs. Soft margins were an issue as the company reduced prices to move inventory before the holiday season. Broadpoint Gleacher Securities Group is an expanding full-service investment bank serving middle-market clients. A seasonal slowdown in fixed income trading weighed on fourth-quarter results, and the stock sold off as a result. That said, we still feel the firm can take advantage of dislocation among some of the larger investment banks with business and compensation models potentially being altered by government action and reregulation.

Century Capital Management, LLC

Portfolio Manager: Alexander L. Thorndike, Chief Investment Officer and Managing Partner

Investment environment: The remarkable stock market rally in 2009 carried through into the early months of 2010 as earnings came in better than expected and the U.S. economy continued to show signs of improvement. We believe there is ample evidence that the economic recovery is gaining momentum, supporting a new sense of optimism. With leaner companies, revenue increases should drive meaningful improvements in profit margins. The profitability of competitively advantaged businesses should begin to rise as a result.

The best-performing stocks since the March 2009 lows have tended to be volatile and generally lower-quality companies, while fundamentally strong companies have taken a back seat. We anticipate that future performance will depend more on individual company results and less on overall macro factors as the recovery continues and investors realign their expectations. We expect that companies with sturdy fundamentals, more innovative technologies, and adaptive strategies will capitalize on the changed economic landscape. Diligent research and a patient approach will be essential to successfully identifying these businesses within this new environment.

Successes: Financials was our best-performing sector during the period. Och-Ziff Capital Management and Wintrust Financial were top performers. Energy also contributed to performance, notably Core Laboratories NV.

Shortfalls: Health care and telecommunication services were our weakest sectors during the period. Masimo and Neutral Tandem detracted from performance.

Vanguard Explorer Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Granahan Investment	26	2,447	Bases its investment process on the beliefs that
Management, Inc.			earnings drive stock prices and that small, dynamic
			companies with exceptional growth prospects have the
			greatest long-term potential. A bottom-up, fundamental
			approach places companies in one of three life-cycle
			categories: pioneer, core growth, and special situation.
			In each, the process looks for companies with strong
			earnings growth and leadership in their markets.
Wellington Management	19	1,891	Conducts research and analysis of individual
Company, LLP			companies to select stocks believed to have
			exceptional growth potential relative to their market
			valuations. Each stock is considered individually before
			purchase, and company developments are continually
			monitored for comparison with expectations for
			growth.
Kalmar Investment Advisers	14	1,388	Employs a “growth with value” strategy using creative,
			bottom-up research to uncover vigorously growing,
			high-quality businesses. The process also seeks out
			stocks that are inefficiently valued or that offer value
			through longer-term company ownership. The strategy
			has a dual objective of strong returns with lower risk.
AXA Rosenberg Investment	12	1,159	Employs an investment philosophy grounded in
Management LLC			fundamental analysis using a two-part quantitative
			model: a valuation model and an earnings forecast
			model, which are combined to develop an individual
			predicted return for each company and optimized
			against the Russell 2500 Growth Index.
Vanguard Quantitative Equity	11	1,043	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings quality of companies as compared with
			their peers.
Chartwell Investment Partners,	8	805	Uses a bottom-up, fundamental, research-driven
L.P.			stock-selection strategy focusing on companies with
			sustainable growth, strong management teams,
			competitive positions, and outstanding product and
			service offerings. These companies should continually
			demonstrate growth in earnings per share.
Century Capital Management,	7	645	Employs a fundamental, bottom-up approach that
LLC			attempts to identify reasonably priced companies that
			will grow faster than the overall market. Companies
			also must have a superior return on equity, high
			recurring revenues, and improving margins.
Cash Investments	3	327	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor also may maintain a modest cash
			position.

Explorer Fund

Fund Profile
As of April 30, 2010

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VEXPX	VEXRX
Expense Ratio[1]	0.54%	0.34%
30-Day SEC Yield	0.01%	0.21%

Portfolio Characteristics
		Russell	DJ
		2500	U.S. Total
		Growth	Market
	Fund	Index	Index
Number of Stocks	966	1,577	4,143
Median Market Cap	$2.1B	$2.4B	$28.4B
Price/Earnings Ratio	33.9x	35.0x	21.5x
Price/Book Ratio	2.6x	3.1x	2.2x
Return on Equity	13.1%	14.4%	19.2%
Earnings Growth Rate	11.7%	11.0%	6.6%
Dividend Yield	0.5%	0.6%	1.7%
Foreign Holdings	3.5%	0.0%	0.0%
Turnover Rate
(Annualized)	79%	—	—
Short-Term Reserves	2.2%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		2500	U.S. Total
		Growth	Market
	Fund	Index	Index
Consumer
Discretionary	16.7%	17.5%	11.5%
Consumer Staples	3.2	4.3	9.5
Energy	4.9	4.6	10.3
Financials	7.4	8.3	17.3
Health Care	18.8	20.1	11.8
Industrials	16.1	14.8	11.2
Information
Technology	25.6	23.5	18.4
Materials	5.5	4.5	3.9
Telecommunication
Services	1.0	1.4	2.6
Utilities	0.8	1.0	3.5

Volatility Measures
		DJ
		U.S. Total
	Russell 2500	Market
	Growth Index	Index
R-Squared	0.99	0.94
Beta	0.94	1.12

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

TiVo Inc.	Application
	Software	0.8%
DeVry Inc.	Education Services	0.7
MSC Industrial Direct	Trading Companies
Co. Class A	& Distributors	0.7
Alliance Data Systems	Data Processing &
Corp.	Outsourced
	Services	0.7
ON Semiconductor Corp.	Semiconductors	0.7
Beacon Roofing Supply	Trading Companies
Inc.	& Distributors	0.6
Teradyne Inc.	Semiconductor
	Equipment	0.6
Sensient Technologies	Specialty Chemicals
Corp.		0.6
Bruker Corp.	Life Sciences Tools
	& Services	0.5
Kennametal Inc.	Industrial
	Machinery	0.5
Top Ten		6.4%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 24, 2010, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended April 30, 2010, the annualized expense ratios were 0.51% for Investor Shares and 0.31% for Admiral Shares.

Explorer Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 1999, Through April 30, 2010

Average Annual Total Returns: Periods Ended March 31, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	12/11/1967	59.91%	2.76%	2.66%
Admiral Shares	11/12/2001	60.25	2.94	5.46[1]
1 Return since inception.

See Financial Highlights for dividend and capital gains information.

Explorer Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of April 30, 2010

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on Vanguard.com and on the Securities and Exchange Commission’s website (www.sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
Common Stocks
Consumer Discretionary
	DeVry Inc.	1,072,656	66,923	0.7%
*	GameStop Corp. Class A	1,776,915	43,197	0.4%
*	O’Reilly Automotive Inc.	836,507	40,897	0.4%
*,^	MGM Mirage	2,514,800	39,960	0.4%
*	WMS Industries Inc.	782,819	39,157	0.4%
*	LKQ Corp.	1,781,610	37,521	0.4%
*	DreamWorks Animation SKG Inc. Class A	918,600	36,459	0.4%
*	Warnaco Group Inc.	753,186	36,032	0.4%
	Cinemark Holdings Inc.	1,928,154	35,208	0.4%
	Tractor Supply Co.	498,385	33,477	0.3%
	Consumer Discretionary—Other †		1,127,586	11.6%
			1,536,417	15.8%
Consumer Staples
	Ruddick Corp.	1,307,460	46,206	0.5%
	Herbalife Ltd.	860,440	41,516	0.4%
	Nu Skin Enterprises Inc. Class A	1,187,750	35,704	0.4%
	Consumer Staples—Other †		170,020	1.7%
			293,446	3.0%
Energy
	Core Laboratories NV	248,140	37,194	0.4%
	Energy—Other †		407,739	4.2%
			444,933	4.6%
Exchange-Traded Funds
^,1	Vanguard Small-Cap ETF	1,165,083	77,490	0.8%
^	iShares Russell 2000 Index Fund	686,900	49,168	0.5%
^,1	Vanguard Small-Cap Growth ETF	713,200	48,876	0.5%
			175,534	1.8%

Explorer Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
Financials
	Discover Financial Services	2,669,412	41,269	0.4%
	Jefferies Group Inc.	1,269,063	34,544	0.4%
7	Financials—Other †		558,548	5.7%
			634,361	6.5%
Health Care
*	Bruker Corp.	3,407,253	52,097	0.5%
*	Health Management Associates Inc. Class A	5,262,080	49,043	0.5%
*	Community Health Systems Inc.	1,088,820	44,489	0.5%
*	Mettler-Toledo International Inc.	347,109	43,555	0.4%
	Cooper Cos. Inc.	1,106,730	43,041	0.4%
*	ResMed Inc.	623,635	42,675	0.4%
*	ICON PLC ADR	1,371,445	40,005	0.4%
*	Bio-Rad Laboratories Inc. Class A	351,519	39,261	0.4%
*	Edwards Lifesciences Corp.	376,400	38,799	0.4%
*	Regeneron Pharmaceuticals Inc.	1,512,360	38,611	0.4%
*	Nektar Therapeutics	2,743,400	38,298	0.4%
*	Seattle Genetics Inc.	2,803,504	35,324	0.4%
*	Henry Schein Inc.	569,800	34,456	0.4%
*	QIAGEN NV	1,492,500	34,104	0.4%
	Health Care—Other †		1,169,398	12.1%
			1,743,156	18.0%
Industrials
	MSC Industrial Direct Co. Class A	1,197,140	65,232	0.7%
*,2	Beacon Roofing Supply Inc.	2,483,403	55,132	0.6%
	Kennametal Inc.	1,523,535	50,063	0.5%
*	Genesee & Wyoming Inc. Class A	980,330	38,331	0.4%
	Equifax Inc.	1,044,484	35,095	0.4%
*	Continental Airlines Inc. Class B	1,495,600	33,427	0.3%
	Industrials—Other †		1,202,461	12.4%
			1,479,741	15.3%
Information Technology
*	TiVo Inc.	4,664,060	81,714	0.8%
*	Alliance Data Systems Corp.	863,256	64,796	0.7%
*	ON Semiconductor Corp.	7,962,410	63,222	0.6%
*	Teradyne Inc.	4,487,688	54,884	0.6%
*	Netlogic Microsystems Inc.	1,451,643	45,248	0.5%
*	Informatica Corp.	1,633,807	40,862	0.4%
	Factset Research Systems Inc.	535,500	40,280	0.4%
*	MICROS Systems Inc.	1,070,705	39,787	0.4%
*,2	Verigy Ltd.	3,106,620	37,093	0.4%
*	Concur Technologies Inc.	866,181	36,302	0.4%
*,2	Sourcefire Inc.	1,603,162	35,863	0.4%
*	F5 Networks Inc.	514,989	35,241	0.4%
*	Acme Packet Inc.	1,328,528	34,728	0.3%
*	Hewitt Associates Inc. Class A	811,290	33,255	0.3%
	Information Technology—Other †		1,733,182	17.9%
			2,376,457	24.5%

Explorer Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
Materials
Sensient Technologies Corp.		1,696,700	53,497	0.5%
Lubrizol Corp.		398,813	36,029	0.4%
Materials—Other †			417,072	4.3%
			506,598	5.2%
Telecommunication Services †			91,387	0.9%
Utilities †			67,989	0.7%
Total Common Stocks (Cost $7,407,741)			9,350,019	96.3%[3]

	Coupon
Temporary Cash Investments
Money Market Fund
4,5 Vanguard Market Liquidity Fund	0.210%	441,791,827	441,792	4.6%
Repurchase Agreement †			33,100	0.3%

6U.S. Government and Agency Obligations †			15,282	0.2%
Total Temporary Cash Investments (Cost $490,177)			490,174	5.1%[3]
Total Investments (Cost $7,897,918)			9,840,193	101.4%
Other Assets and Liabilities
Other Assets			84,180	0.9%
Liabilities[5]			(219,881)	(2.3%)
			(135,701)	(1.4%)
Net Assets			9,704,492	100.0%

Explorer Fund

At April 30, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	9,703,944
Overdistributed Net Investment Income	(15,990)
Accumulated Net Realized Losses	(1,932,481)
Unrealized Appreciation (Depreciation)
Investment Securities	1,942,275
Futures Contracts	6,745
Foreign Currencies	(1)
Net Assets	9,704,492

Investor Shares—Net Assets
Applicable to 107,931,103 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	6,973,738
Net Asset Value Per Share—Investor Shares	$64.61

Admiral Shares—Net Assets
Applicable to 45,402,331 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,730,754
Net Asset Value Per Share—Admiral Shares	$60.15

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $72,958,000.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.4% and 3.0%, respectively, of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $78,694,000 of collateral received for securities on loan.
6 Securities with a value of $15,282,000 have been segregated as initial margin for open futures contracts.
7 Includes a restricted security that represents 0.0% of net assets.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Statement of Operations

Six Months Ended
April 30, 2010
($000)
Investment Income
Income
Dividends[1,2]	24,305
Interest[2]	291
Security Lending	2,214
Total Income	26,810
Expenses
Investment Advisory Fees—Note B
Basic Fee	8,943
Performance Adjustment	(733)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	9,387
Management and Administrative—Admiral Shares	1,175
Marketing and Distribution—Investor Shares	598
Marketing and Distribution—Admiral Shares	260
Custodian Fees	114
Shareholders’ Reports—Investor Shares	33
Shareholders’ Reports—Admiral Shares	27
Trustees’ Fees and Expenses	9
Total Expenses	19,813
Expenses Paid Indirectly	(203)
Net Expenses	19,610
Net Investment Income	7,200
Realized Net Gain (Loss)
Investment Securities Sold[2]	283,219
Futures Contracts	22,536
Foreign Currencies	(192)
Realized Net Gain (Loss)	305,563
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,628,560
Futures Contracts	9,031
Foreign Currencies	(6)
Change in Unrealized Appreciation (Depreciation)	1,637,585
Net Increase (Decrease) in Net Assets Resulting from Operations	1,950,348

1 Dividends are net of foreign withholding taxes of $42,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $916,000, $258,000, and ($1,004,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	7,200	30,983
Realized Net Gain (Loss)	305,563	(1,403,808)
Change in Unrealized Appreciation (Depreciation)	1,637,585	2,384,574
Net Increase (Decrease) in Net Assets Resulting from Operations	1,950,348	1,011,749
Distributions
Net Investment Income
Investor Shares	(10,678)	(31,118)
Admiral Shares	(7,955)	(17,117)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(18,633)	(48,235)
Capital Share Transactions
Investor Shares	(94,302)	(49,810)
Admiral Shares	(62,358)	(33,340)
Net Increase (Decrease) from Capital Share Transactions	(156,660)	(83,150)
Total Increase (Decrease)	1,775,055	880,364
Net Assets
Beginning of Period	7,929,437	7,049,073
End of Period[1]	9,704,492	7,929,437

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($15,990,000) and ($4,365,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$51.77	$45.54	$83.93	$80.26	$76.67	$67.01
Investment Operations
Net Investment Income	.030	.178	.295	.362	.302	.111
Net Realized and Unrealized Gain (Loss)
on Investments	12.908	6.334	(31.589)	11.052	9.724	9.622
Total from Investment Operations	12.938	6.512	(31.294)	11.414	10.026	9.733
Distributions
Dividends from Net Investment Income	(.098)	(.282)	(.310)	(.320)	(.230)	—
Distributions from Realized Capital Gains	—	—	(6.786)	(7.424)	(6.206)	(.073)
Total Distributions	(.098)	(.282)	(7.096)	(7.744)	(6.436)	(.073)
Net Asset Value, End of Period	$64.61	$51.77	$45.54	$83.93	$80.26	$76.67

Total Return[1]	25.01%	14.46%	-40.17%	15.31%	13.59%	14.53%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,974	$5,677	$5,026	$8,937	$8,517	$7,836
Ratio of Total Expenses to
Average Net Assets[2]	0.51%[3]	0.54%	0.44%	0.41%	0.46%	0.51%
Ratio of Net Investment Income to
Average Net Assets	0.10%[3]	0.38%	0.40%	0.44%	0.36%	0.16%
Portfolio Turnover Rate	79%[3]	95%	112%	90%	96%	80%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.01%), (0.02%), (0.04%), (0.03%), and (0.01%).
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$48.21	$42.45	$78.25	$74.82	$71.47	$62.37
Investment Operations
Net Investment Income	.080	.246	.385	.478	.422	.215
Net Realized and Unrealized Gain (Loss)
on Investments	12.035	5.881	(29.442)	10.299	9.050	8.953
Total from Investment Operations	12.115	6.127	(29.057)	10.777	9.472	9.168
Distributions
Dividends from Net Investment Income	(.175)	(.367)	(.427)	(.437)	(.346)	—
Distributions from Realized Capital Gains	—	—	(6.316)	(6.910)	(5.776)	(.068)
Total Distributions	(.175)	(.367)	(6.743)	(7.347)	(6.122)	(.068)
Net Asset Value, End of Period	$60.15	$48.21	$42.45	$78.25	$74.82	$71.47

Total Return	25.17%	14.66%	-40.07%	15.53%	13.79%	14.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,731	$2,252	$2,023	$3,652	$3,264	$2,402
Ratio of Total Expenses to
Average Net Assets[1]	0.31%[2]	0.34%	0.26%	0.23%	0.28%	0.34%
Ratio of Net Investment Income to
Average Net Assets	0.30%[2]	0.58%	0.58%	0.62%	0.54%	0.33%
Portfolio Turnover Rate	79%[2]	95%	112%	90%	96%	80%

1 Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.01%), (0.02%), (0.04%), (0.03%), and (0.01%).
2 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Notes to Financial Statements

Vanguard Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and

Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

Explorer Fund

4. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2006–2009), and for the period ended April 30, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Granahan Investment Management, Inc., Wellington Management Company, LLP, Kalmar

Investment Advisers, AXA Rosenberg Investment Management LLC, Chartwell Investment Partners, L.P., and Century Capital Management, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Chartwell Investment Partners, L.P., Granahan Investment Management, Inc., Kalmar Investment Advisers, and Wellington Management Company, LLP, are subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2500 Growth Index. The basic fee for AXA Rosenberg Investment Management LLC is subject to quarterly adjustments based on performance since July 31, 2007, relative to the Russell 2500 Growth Index. The basic fee for Century Capital Management, LLC, is subject to quarterly adjustments based on performance since October 31, 2008, relative to a 50/50 blend of the Russell 2500 Index and Russell 2500 Growth Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $365,000 for the six months ended April 30, 2010.

For the six months ended April 30, 2010, the aggregate investment advisory fee represented an effective annual basic rate of 0.20% of the fund’s average net assets, before a decrease of $733,000 (0.02%) based on performance.

Explorer Fund

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2010, the fund had contributed capital of $1,743,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.70% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended April 30, 2010, these arrangements reduced the fund’s expenses by $203,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of April 30, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	9,321,019	27,147	1,853
Temporary Cash Investments	441,792	48,382	—
Futures Contracts—Assets[1]	120	—	—
Futures Contracts—Liabilities[1]	(5,805)	—	—
Total	9,757,126	75,529	1,853
1 Represents variation margin on the last day of the reporting period.

The following table summarizes changes in investments valued based on Level 3 inputs during the six months ended April 30, 2010:

Investments in
Common Stocks
Amount Valued Based on Level 3 Inputs	($000)
Balance as of October 31, 2009	—
Net Purchases	1,814
Change in Unrealized Appreciation (Depreciation)	39
Balance as of April 30, 2010	1,853

Explorer Fund

F. At April 30, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	June 2010	2,208	157,982	5,063
S&P MidCap 400 Index	June 2010	62	25,470	1,041
E-mini S&P MidCap 400 Index	June 2010	165	13,556	641

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended April 30, 2010, the fund realized net foreign currency losses of $192,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to overdistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2009, the fund had available capital loss carryforwards totaling $2,229,101,000 to offset future net capital gains of $784,127,000 through October 31, 2016, and $1,444,974,000 through October 31, 2017. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2010; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At April 30, 2010, the cost of investment securities for tax purposes was $7,897,918,000. Net unrealized appreciation of investment securities for tax purposes was $1,942,275,000, consisting of unrealized gains of $2,186,116,000 on securities that had risen in value since their purchase and $243,841,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended April 30, 2010, the fund purchased $3,290,972,000 of investment securities and sold $3,488,820,000 of investment securities, other than temporary cash investments.

Explorer Fund

I. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
Oct. 31, 2009			Proceeds from		April 30, 2010
	Market	Purchases	Securities		Dividend	Market
	Value	at Cost		Sold	Income	Value
	($000)	($000)		($000)	($000)	($000)
Beacon Roofing Supply Inc.	NA1	27,829		3,238	—	55,132
Sourcefire Inc.	NA1	43,209		6,651	—	35,863
Verigy Ltd.	NA1	9,300		5,021	—	37,093
	—				—	128,088
1 Not applicable—At October 31, 2009, the issuer was not an affiliated company of the fund.

J. Capital share transactions for each class of shares were:
			Six Months Ended			Year Ended
			April 30, 2010		October 31, 2009
			Amount	Shares	Amount	Shares
			($000)	(000)	($000)	(000)
Investor Shares
Issued			466,138	7,826	834,745	18,954
Issued in Lieu of Cash Distributions			10,536	182	30,644	746
Redeemed			(570,976)	(9,753)	(915,199)	(20,390)
Net Increase (Decrease)—Investor Shares			(94,302)	(1,745)	(49,810)	(690)
Admiral Shares
Issued			257,392	4,660	411,846	10,050
Issued in Lieu of Cash Distributions			7,302	135	15,592	408
Redeemed			(327,052)	(6,102)	(460,778)	(11,416)
Net Increase (Decrease)—Admiral Shares			(62,358)	(1,307)	(33,340)	(958)

K. In preparing the financial statements as of April 30, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended April 30, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Explorer Fund	10/31/2009	4/30/2010	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,250.13	$2.85
Admiral Shares	1,000.00	1,251.72	1.73
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.27	$2.56
Admiral Shares	1,000.00	1,023.26	1.56

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.51% for Investor Shares and 0.31% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangements

In November 2009, the board of trustees of Vanguard Explorer Fund renewed the fund’s investment advisory arrangements with Granahan Investment Management, Inc.; Wellington Management Company, LLP; Kalmar Investment Advisers; AXA Rosenberg Investment Management LLC; The Vanguard Group, Inc. (through its Quantitative Equity Group); Chartwell Investment Partners, L.P.; and Century Capital Management, LLC. The board determined at that time that the retention of the advisors was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Granahan Investment Management, Inc. Founded in 1985, Granahan specializes in small-cap growth equity investing. The firm has managed a portion of the fund since 1990. The firm uses fundamental research to select a portfolio of 125–175 stocks with sustainable growth characteristics. The advisor achieves portfolio diversification through dedicated allocations to three categories of growth companies: core growth (40%–70% of subportfolio assets), represented by companies with strong market position, based on proprietary products or services; pioneers (15%–30%), companies with unique technology or innovations; and special value (15%–30%), companies with growth potential overlooked by the market.

Wellington Management Company, LLP. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. The firm has advised the fund since 1967. Using a bottom-up, fundamentally driven approach, Wellington Management invests opportunistically in a diversified portfolio of high-quality stocks. The advisor attempts to identify companies that are early in their growth cycle. The research-intensive approach is supported by the team’s deep and tenured analytical staff, which may also make use of Wellington Management’s extensive industry research capabilities.

Kalmar Investment Advisers. Kalmar, together with its parent company, Kalmar Investments Inc., founded in 1982, specializes in small- and mid-cap growth equity. The firm has managed a portion of the fund since 2005. Kalmar is a research-driven investment firm that is entirely focused on the management of “growth with value” small- and mid-cap equity portfolios. Kalmar believes that there is a high-reward and low-risk anomaly offered by the equity market in the stocks of solid, well-managed, rapidly growing smaller companies. Through independent fundamental research, Kalmar attempts to discover such companies, buy them at undervalued levels, and own them for the longer term.

AXA Rosenberg Investment Management LLC. AXA Rosenberg is an independently operated subsidiary of the AXA Group that was founded in 1985. The firm has advised a portion of the fund since 2007. AXA Rosenberg employs an investment philosophy grounded in fundamental analysis using a two-part quantitative model: a valuation model and earnings forecast model, which are combined to develop an individual predicted return for each company and optimized against the Russell 2500 Growth Index.

The Vanguard Group, Inc. Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the fund since 1997.

Chartwell Investment Partners, L.P. Chartwell is an independent, employee-owned firm, founded in 1997. The firm has managed a portion of the fund since 1997. The firm has expertise in small- and mid-cap equity management and employs a fundamental bottom-up strategy, seeking companies with superior growth potential trading at reasonable valuations.

Century Capital Management, LLC. Century Capital is a Boston-based investment management boutique, owned by the investment professionals within the firm. The firm has managed a portion of the fund since 2008. The public equity team, led by chief investment officer Alexander L. Thorndike, oversees two proprietary mutual funds: small-cap and small/mid-cap growth portfolios for institutional investors. Century Capital employs a fundamental, bottom-up investment approach that seeks to identify reasonably priced companies that will grow faster than the overall market. Independent research is a core tenet. The ideal investment is a well-managed company that is reasonably valued, in a non-capital-intensive business, with established products or services, a high return on equity, high recurring revenues, and improving margins.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that each advisor has carried out the fund’s investment strategy in disciplined fashion, and that performance results have allowed the fund to remain competitive versus its benchmark and its peer group. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of Granahan, Wellington Management, Kalmar, AXA Rosenberg, Chartwell, and Century Capital in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Granahan, Wellington Management, Kalmar, AXA Rosenberg, Chartwell, and Century Capital. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each firm increase.

The board also concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 162 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]
F. William McNabb III	Principal Occupation(s) During the Past Five Years:
Born 1957. Trustee Since July 2009. Chairman of the	Chairman and Chief Executive Officer (retired 2009)
Board. Principal Occupation(s) During the Past Five	and President (2006–2008) of Rohm and Haas Co.
Years: Chairman of the Board of The Vanguard Group,	(chemicals); Director of Tyco International, Ltd.
Inc., and of each of the investment companies served	(diversified manufacturing and services) and Hewlett-
by The Vanguard Group, since January 2010; Director	Packard Co. (electronic computer manufacturing);
of The Vanguard Group since 2008; Chief Executive	Trustee of The Conference Board; Member of the
Officer and President of The Vanguard Group and of	Board of Managers of Delphi Automotive LLP
each of the investment companies served by The	(automotive components).
Vanguard Group since 2008; Director of Vanguard
Marketing Corporation; Managing Director of The	Amy Gutmann
Vanguard Group (1995–2008).	Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years: President
of the University of Pennsylvania; Christopher H.
Independent Trustees	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
Emerson U. Fullwood	appointments at the Annenberg School for Commu-
Born 1948. Trustee Since January 2008. Principal	nication and the Graduate School of Education of
Occupation(s) During the Past Five Years: Executive	the University of Pennsylvania; Director of Carnegie
Chief Staff and Marketing Officer for North America	Corporation of New York, Schuylkill River Development
and Corporate Vice President (retired 2008) of Xerox	Corporation, and Greater Philadelphia Chamber of
Corporation (document management products and	Commerce; Trustee of the National Constitution Center;
services); Director of SPX Corporation (multi-industry	Chair of the Presidential Commission for the Study of
manufacturing), the United Way of Rochester,	Bioethical Issues.
Amerigroup Corporation (managed health care),
the University of Rochester Medical Center, and
Monroe Community College Foundation.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute; Member of the Advisory Board of the
Maxwell School of Citizenship and Public Affairs	Kathryn J. Hyatt
at Syracuse University.	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal
F. Joseph Loughrey	of The Vanguard Group, Inc.; Treasurer of each of
Born 1949. Trustee Since October 2009. Principal	the investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President	Group since 2008; Assistant Treasurer of each of the
and Chief Operating Officer since 2005 (retired 2009)	investment companies served by The Vanguard Group
and Vice Chairman of the Board (2008–2009) of	(1988–2008).
Cummins Inc. (industrial machinery); Director of
SKF AB (industrial machinery), Hillenbrand, Inc.	Heidi Stam
(specialized consumer services), Sauer-Danfoss Inc.	Born 1956. Secretary Since July 2005. Principal
(machinery), the Lumina Foundation for Education,	Occupation(s) During the Past Five Years: Managing
and Oxfam America; Chairman of the Advisory Council	Director of The Vanguard Group, Inc., since 2006;
for the College of Arts and Letters at the University of	General Counsel of The Vanguard Group since 2005;
Notre Dame.	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005;
Occupation(s) During the Past Five Years: George	Principal of The Vanguard Group (1997–2006).
Gund Professor of Finance and Banking at the Harvard
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Chairman of the Federal	Chairman Emeritus and Senior Advisor
Reserve Bank of Cleveland; Trustee of The Cleveland
Museum of Art.	John J. Brennan
Chairman, 1996–2009
Peter F. Volanakis	Chief Executive Officer and President, 1996–2008
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005	Founder
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005);	John C. Bogle
Director of Corning Incorporated and Dow Corning;	Chairman and Chief Executive Officer, 1974–1996
Trustee of the Corning Incorporated Foundation and
the Corning Museum of Glass; Overseer of the
Amos Tuck School of Business Administration at
Dartmouth College.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® >www.vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People With Hearing Impairment > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either
www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at 202-551-8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q242 062010

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2010

			Market
			Value
		Shares	($000)
Common Stocks (96.3%)[1]
Consumer Discretionary (15.8%)
	DeVry Inc.	1,072,656	66,923
*	GameStop Corp. Class A	1,776,915	43,197
*	O'Reilly Automotive Inc.	836,507	40,897
*,^	MGM Mirage	2,514,800	39,960
*	WMS Industries Inc.	782,819	39,157
*	LKQ Corp.	1,781,610	37,521
*	DreamWorks Animation SKG Inc. Class A	918,600	36,459
*	Warnaco Group Inc.	753,186	36,032
	Cinemark Holdings Inc.	1,928,154	35,208
	Tractor Supply Co.	498,385	33,477
*	Penske Auto Group Inc.	2,177,020	32,612
	Jarden Corp.	995,423	31,973
*	Life Time Fitness Inc.	839,210	30,849
*	ArvinMeritor Inc.	1,993,150	30,535
*	TRW Automotive Holdings Corp.	826,889	26,634
*	Panera Bread Co. Class A	335,290	26,132
	Service Corp. International	2,819,700	25,321
*	Interpublic Group of Cos. Inc.	2,825,010	25,171
*	Tenneco Inc.	940,827	24,245
*	Aeropostale Inc.	827,643	24,035
*	Childrens Place Retail Stores Inc.	509,024	23,323
	Aaron's Inc.	1,021,320	23,051
*	NVR Inc.	31,044	22,291
*	Talbots Inc.	1,321,790	21,743
	Williams-Sonoma Inc.	749,476	21,585
	Phillips-Van Heusen Corp.	304,893	19,211
*	Jack in the Box Inc.	756,200	17,786
*	Capella Education Co.	192,186	17,416
*	Gymboree Corp.	354,380	17,411
	Guess? Inc.	376,610	17,275
*	Fossil Inc.	441,345	17,168
*	priceline.com Inc.	63,550	16,653
*	Lumber Liquidators Holdings Inc.	528,350	16,094
	Hasbro Inc.	407,400	15,628
*,^	Liz Claiborne Inc.	1,713,600	14,977
*	CarMax Inc.	596,520	14,656
	Polaris Industries Inc.	234,100	13,852
	Gentex Corp.	637,340	13,696
	Nordstrom Inc.	326,800	13,507
	Leggett & Platt Inc.	531,430	13,036
	Tiffany & Co.	265,437	12,868
*	Pier 1 Imports Inc.	1,543,850	12,783
*	JOS A Bank Clothiers Inc.	208,540	12,692
	Cracker Barrel Old Country Store Inc.	251,939	12,438
	Monro Muffler Brake Inc.	342,778	12,292
*	Tempur-Pedic International Inc.	359,622	12,119
	Darden Restaurants Inc.	261,630	11,708
	American Eagle Outfitters Inc.	689,900	11,597
*	Bally Technologies Inc.	250,763	11,565
*	ITT Educational Services Inc.	112,100	11,337
*	CEC Entertainment Inc.	280,103	10,938
*	Urban Outfitters Inc.	283,863	10,648
*	Coinstar Inc.	239,500	10,624
*	Select Comfort Corp.	870,156	9,850
	Wyndham Worldwide Corp.	367,180	9,844
*	Career Education Corp.	331,730	9,710
*	Cheesecake Factory Inc.	336,793	9,151
*	DSW Inc. Class A	297,439	8,983
^	Strayer Education Inc.	36,750	8,935
*	Big Lots Inc.	231,201	8,832
	Regis Corp.	460,170	8,798

1

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2010

			Market
			Value
		Shares	($000)
*	Penn National Gaming Inc.	266,920	8,264
*	K12 Inc.	340,351	8,056
*	Goodyear Tire & Rubber Co.	553,663	7,436
	Jones Apparel Group Inc.	337,370	7,341
*	J Crew Group Inc.	157,738	7,330
*	Kohl's Corp.	124,163	6,828
*	Royal Caribbean Cruises Ltd.	190,071	6,812
*	Valassis Communications Inc.	206,914	6,764
	Finish Line Inc. Class A	419,573	6,759
*	HSN Inc.	218,300	6,577
	Genuine Parts Co.	151,300	6,476
*	Jo-Ann Stores Inc.	145,743	6,430
	Cablevision Systems Corp. Class A	233,450	6,406
	Cato Corp. Class A	267,536	6,354
	Matthews International Corp. Class A	177,500	6,212
*	Texas Roadhouse Inc. Class A	417,004	6,163
*	Wet Seal Inc. Class A	1,292,000	6,111
	Tupperware Brands Corp.	116,393	5,944
*	Carter's Inc.	184,010	5,929
	Ross Stores Inc.	103,398	5,790
*	Dollar Tree Inc.	93,781	5,694
*	Collective Brands Inc.	237,000	5,558
*	Steven Madden Ltd.	90,025	5,218
	Cooper Tire & Rubber Co.	231,443	4,911
*	Dress Barn Inc.	175,600	4,861
*	Genesco Inc.	141,600	4,714
	Foot Locker Inc.	299,320	4,595
*	Timberland Co. Class A	208,992	4,493
*	True Religion Apparel Inc.	143,710	4,491
*	G-III Apparel Group Ltd.	153,780	4,398
*	Helen of Troy Ltd.	152,099	4,108
*	Corinthian Colleges Inc.	245,180	3,830
*	Kirkland's Inc.	160,035	3,564
*	Lincoln Educational Services Corp.	135,700	3,387
*	BJ's Restaurants Inc.	136,200	3,287
	RadioShack Corp.	150,400	3,241
	Big 5 Sporting Goods Corp.	189,975	3,220
*	PF Chang's China Bistro Inc.	72,648	3,170
*	Deckers Outdoor Corp.	22,402	3,149
*	Denny's Corp.	944,150	3,144
	Coach Inc.	70,000	2,922
*	Group 1 Automotive Inc.	84,184	2,614
*	Skechers U.S.A. Inc. Class A	67,890	2,604
	CKE Restaurants Inc.	173,000	2,135
*	Buffalo Wild Wings Inc.	50,000	2,067
*	Stein Mart Inc.	216,918	2,056
*	Retail Ventures Inc.	189,756	2,053
*	Harman International Industries Inc.	50,500	1,994
*	Exide Technologies	326,300	1,938
*	Sally Beauty Holdings Inc.	201,958	1,929
	Standard Motor Products Inc.	179,296	1,911
	Harte-Hanks Inc.	118,200	1,702
*	Brink's Home Security Holdings Inc.	39,800	1,669
	Unifirst Corp.	34,144	1,669
*	Carrols Restaurant Group Inc.	222,368	1,666
*	Media General Inc. Class A	124,192	1,571
	American Greetings Corp. Class A	57,602	1,415
*	LodgeNet Interactive Corp.	208,762	1,378
	CPI Corp.	45,273	1,201
	Thor Industries Inc.	33,300	1,189
	John Wiley & Sons Inc. Class A	25,488	1,077
	Stage Stores Inc.	56,696	865
	Brinker International Inc.	46,157	855
*,^	China Automotive Systems Inc.	35,100	781

2

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2010

			Market
			Value
		Shares	($000)
	Meredith Corp.	20,745	745
*	AutoNation Inc.	36,800	743
	Books-A-Million Inc.	99,249	734
*	Core-Mark Holding Co. Inc.	23,400	714
*	Caribou Coffee Co. Inc.	75,378	667
*	New York Times Co. Class A	62,700	622
*,^	Overstock.com Inc.	32,213	596
*	Universal Electronics Inc.	27,906	592
*	Fisher Communications Inc.	37,758	568
*	AH Belo Corp. Class A	65,189	554
*	Dorman Products Inc.	20,940	531
*	RC2 Corp.	27,957	514
*	Unifi Inc.	128,084	491
	National CineMedia Inc.	24,991	476
*	Papa John's International Inc.	17,100	469
	PetSmart Inc.	13,900	460
*	Libbey Inc.	26,689	398
*	Destination Maternity Corp.	10,678	337
*	Domino's Pizza Inc.	20,917	322
*	Ascent Media Corp. Class A	10,151	300
*	AFC Enterprises Inc.	27,062	295
*	Multimedia Games Inc.	58,212	266
*	Knology Inc.	20,071	264
*	CROCS Inc.	22,300	215
*	Sonic Automotive Inc. Class A	18,400	197
	Buckle Inc.	5,102	185
	National Presto Industries Inc.	1,625	182
	Chico's FAS Inc.	11,700	174
*	Hawk Corp. Class A	7,470	173
*	DineEquity Inc.	3,900	160
*	Ulta Salon Cosmetics & Fragrance Inc.	6,700	155
*	Daily Journal Corp.	1,960	140
*	Outdoor Channel Holdings Inc.	16,200	112
*	Salem Communications Corp. Class A	23,866	109
*	99 Cents Only Stores	5,700	88
	World Wrestling Entertainment Inc. Class A	3,794	69
*	Great Wolf Resorts Inc.	17,671	57
*	EW Scripps Co. Class A	4,100	45
	Haverty Furniture Cos. Inc.	383	6
*	Kenneth Cole Productions Inc. Class A	444	6
*	Krispy Kreme Doughnuts Inc. Warrants Exp. 03/02/2012	8,183	1
			1,536,417
Consumer Staples (3.0%)
	Ruddick Corp.	1,307,460	46,206
	Herbalife Ltd.	860,440	41,516
	Nu Skin Enterprises Inc. Class A	1,187,750	35,704
	Pricesmart Inc.	1,035,550	25,764
*	NBTY Inc.	549,600	22,358
*	United Natural Foods Inc.	705,159	21,641
*	Energizer Holdings Inc.	209,116	12,777
*	BJ's Wholesale Club Inc.	326,300	12,491
*	Constellation Brands Inc. Class A	614,400	11,225
	Lancaster Colony Corp.	198,697	10,922
	Diamond Foods Inc.	187,101	7,991
*	Revlon Inc. Class A	319,696	5,601
*	American Italian Pasta Co.	122,267	4,796
	Spartan Stores Inc.	235,920	3,560
*	Whole Foods Market Inc.	87,600	3,418
	Sanderson Farms Inc.	59,700	3,383
*	Boston Beer Co. Inc. Class A	59,228	3,377
*	Darling International Inc.	293,700	2,787
	Casey's General Stores Inc.	71,300	2,754
	Coca-Cola Bottling Co. Consolidated	48,449	2,669
*	Medifast Inc.	63,107	2,014

3

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2010

			Market
			Value
		Shares	($000)
*	Elizabeth Arden Inc.	85,061	1,549
*	Prestige Brands Holdings Inc.	131,701	1,283
	Weis Markets Inc.	33,177	1,237
*	Nature's Sunshine Products Inc.	90,930	1,227
*,^	American Oriental Bioengineering Inc.	295,330	1,196
*,^	Diedrich Coffee Inc.	27,573	958
*	Overhill Farms Inc.	140,243	850
*	Orchids Paper Products Co.	45,824	679
	Church & Dwight Co. Inc.	9,600	665
	Schiff Nutrition International Inc.	48,381	343
*	TreeHouse Foods Inc.	7,543	319
	J&J Snack Foods Corp.	2,000	93
*	Nutraceutical International Corp.	5,982	93
			293,446
Energy (4.6%)
	Core Laboratories NV	248,140	37,194
*	Alpha Natural Resources Inc.	684,305	32,217
*	Ultra Petroleum Corp.	530,460	25,340
	Frontier Oil Corp.	1,548,700	23,540
*	Atwood Oceanics Inc.	630,260	22,948
*	Comstock Resources Inc.	635,500	20,374
*	Petrohawk Energy Corp.	827,620	17,868
	Niko Resources Ltd.	161,880	17,745
*	Oceaneering International Inc.	263,659	17,270
*	Brigham Exploration Co.	830,575	16,205
*,^	Clean Energy Fuels Corp.	883,618	15,569
*	Tesco Corp.	1,236,897	15,474
	Holly Corp.	484,200	13,073
*	Whiting Petroleum Corp.	139,473	12,599
	St. Mary Land & Exploration Co.	310,195	12,482
	CARBO Ceramics Inc.	166,419	12,190
	Sunoco Inc.	370,200	12,135
*	Southwestern Energy Co.	298,080	11,828
	EXCO Resources Inc.	602,050	11,168
*	Global Industries Ltd.	1,551,500	10,395
*	Oil States International Inc.	191,170	9,235
*	Venoco Inc.	602,153	8,972
*	Rex Energy Corp.	673,162	8,953
*	Dril-Quip Inc.	150,150	8,698
	Massey Energy Co.	210,214	7,700
	Helmerich & Payne Inc.	176,760	7,180
*	Forest Oil Corp.	208,000	6,094
	World Fuel Services Corp.	159,246	4,527
*	Arena Resources Inc.	93,500	3,453
*	James River Coal Co.	175,900	3,311
*	Rowan Cos. Inc.	110,800	3,302
*	International Coal Group Inc.	581,150	3,063
*	Unit Corp.	52,700	2,518
*	McMoRan Exploration Co.	198,000	2,364
*	Gulfport Energy Corp.	163,101	2,039
	Ship Finance International Ltd.	59,700	1,182
*	Cal Dive International Inc.	174,200	1,143
*	Tetra Technologies Inc.	79,100	972
*	Green Plains Renewable Energy Inc.	64,260	882
*	Westmoreland Coal Co.	41,219	580
*	PHI Inc.	23,715	493
*	ATP Oil & Gas Corp.	23,300	426
*	Cloud Peak Energy Inc.	12,400	198
*	Verenium Corp.	8,325	34
			444,933
Exchange-Traded Funds (1.8%)
^,2	Vanguard Small-Cap ETF	1,165,083	77,490
^	iShares Russell 2000 Index Fund	686,900	49,168

4

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2010

			Market
			Value
		Shares	($000)
^,2	Vanguard Small-Cap Growth ETF	713,200	48,876
			175,534
Financials (6.5%)
	Discover Financial Services	2,669,412	41,269
	Jefferies Group Inc.	1,269,063	34,544
	Comerica Inc.	671,600	28,207
^	Synovus Financial Corp.	9,092,400	27,368
*	Signature Bank	643,220	25,973
	Cash America International Inc.	695,198	25,764
	Assured Guaranty Ltd.	1,120,902	24,155
	Och-Ziff Capital Management Group LLC Class A	1,378,600	24,153
*	Stifel Financial Corp.	406,775	23,320
	Huntington Bancshares Inc.	3,216,212	21,774
	Redwood Trust Inc.	1,277,300	21,305
	MB Financial Inc.	833,575	20,423
*	BR Malls Participacoes SA	1,599,300	20,278
*	NASDAQ OMX Group Inc.	954,200	20,038
*	Affiliated Managers Group Inc.	232,740	19,592
	Umpqua Holdings Corp.	1,273,000	19,019
	U-Store-It Trust	1,671,053	14,405
	LaSalle Hotel Properties	541,500	14,269
	SEI Investments Co.	596,300	13,393
	Lazard Ltd. Class A	342,700	13,249
	Waddell & Reed Financial Inc.	344,300	12,780
	MFA Financial Inc.	1,524,200	10,837
	Wintrust Financial Corp.	285,300	10,642
	Cullen/Frost Bankers Inc.	159,400	9,462
	Invesco Ltd.	389,154	8,947
	Duff & Phelps Corp. Class A	540,000	8,478
*	CB Richard Ellis Group Inc. Class A	431,549	7,474
	Greenhill & Co. Inc.	83,575	7,345
	Reinsurance Group of America Inc. Class A	127,193	6,567
	Federated Investors Inc. Class B	255,500	6,163
	BOK Financial Corp.	111,627	6,076
	Endurance Specialty Holdings Ltd.	157,120	5,790
	Moody's Corp.	218,730	5,407
*	Broadpoint Gleacher Securities Inc.	1,221,326	5,227
*	AmeriCredit Corp.	216,600	5,185
	Prosperity Bancshares Inc.	126,449	4,959
*	Dollar Financial Corp.	170,835	3,999
	QC Holdings Inc.	768,071	3,986
	Advance America Cash Advance Centers Inc.	675,314	3,863
	Nelnet Inc. Class A	161,649	3,227
	Digital Realty Trust Inc.	53,478	3,139
	Westamerica Bancorporation	53,105	3,121
	Amtrust Financial Services Inc.	227,693	3,103
*	Credit Acceptance Corp.	65,983	2,976
*	Genworth Financial Inc. Class A	162,017	2,677
	Mid-America Apartment Communities Inc.	43,300	2,393
*	Encore Capital Group Inc.	94,019	2,163
*,3	Doral Financial Convertible Pfd.	1,814	1,853
	Associated Estates Realty Corp.	127,636	1,791
*	Cardtronics Inc.	116,030	1,617
*	Ezcorp Inc. Class A	75,172	1,557
	Equity Lifestyle Properties Inc.	27,900	1,549
	PS Business Parks Inc.	24,268	1,456
	Calamos Asset Management Inc. Class A	112,969	1,407
	City Holding Co.	39,401	1,381
	Rayonier Inc.	27,500	1,347
	Highwoods Properties Inc.	41,500	1,327
*	First Cash Financial Services Inc.	58,300	1,286
	FBL Financial Group Inc. Class A	49,000	1,266
*	Penson Worldwide Inc.	124,900	1,174
*	Conseco Inc.	175,625	1,036

5

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2010

			Market
			Value
		Shares	($000)
	GAMCO Investors Inc.	13,933	641
	Potlatch Corp.	15,200	569
	Southside Bancshares Inc.	23,670	511
	LTC Properties Inc.	15,000	419
	First Financial Bankshares Inc.	7,300	390
*	Safeguard Scientifics Inc.	27,932	384
^	Life Partners Holdings Inc.	15,495	358
	Student Loan Corp.	11,094	313
*	Tree.com Inc.	32,904	299
	Getty Realty Corp.	11,177	277
	Suffolk Bancorp	8,652	269
	Trustco Bank Corp. NY	36,200	241
	Princeton National Bancorp Inc.	24,600	221
*	American Safety Insurance Holdings Ltd.	10,900	176
	Rewards Network Inc.	10,983	143
*	World Acceptance Corp.	2,900	102
	Capitol Federal Financial	2,401	91
*	Transcontinental Realty Investors Inc.	7,660	79
	Park National Corp.	1,000	69
	Kearny Financial Corp.	6,404	66
	First Community Corp.	8,876	60
*	Central Jersey Bancorp	11,890	44
	Arrow Financial Corp.	1,182	33
	MarketAxess Holdings Inc.	1,600	25
	First Federal Bancshares of Arkansas Inc.	4,000	14
	JMP Group Inc.	1,696	13
	Enterprise Bancorp Inc.	1,000	12
	Yadkin Valley Financial Corp.	1,300	6
	Centrue Financial Corp.	1,402	5
			634,361
Health Care (18.0%)
*	Bruker Corp.	3,407,253	52,097
*	Health Management Associates Inc. Class A	5,262,080	49,043
*	Community Health Systems Inc.	1,088,820	44,489
*	Mettler-Toledo International Inc.	347,109	43,555
	Cooper Cos. Inc.	1,106,730	43,041
*	ResMed Inc.	623,635	42,675
*	ICON PLC ADR	1,371,445	40,005
*	Bio-Rad Laboratories Inc. Class A	351,519	39,261
*	Edwards Lifesciences Corp.	376,400	38,799
*	Regeneron Pharmaceuticals Inc.	1,512,360	38,611
*	Nektar Therapeutics	2,743,400	38,298
*	Seattle Genetics Inc.	2,803,504	35,324
*	Henry Schein Inc.	569,800	34,456
*	QIAGEN NV	1,492,500	34,104
	DENTSPLY International Inc.	860,100	31,514
*	Varian Medical Systems Inc.	524,282	29,559
*	BioMarin Pharmaceutical Inc.	1,228,012	28,699
	Omnicare Inc.	1,009,900	28,065
*	Alkermes Inc.	2,054,300	26,911
*	Alexion Pharmaceuticals Inc.	457,397	25,102
*	Parexel International Corp.	1,053,950	24,852
	Beckman Coulter Inc.	341,580	21,315
*	Coventry Health Care Inc.	889,100	21,107
*	Cephalon Inc.	325,300	20,884
*	Impax Laboratories Inc.	1,152,751	20,865
*	Salix Pharmaceuticals Ltd.	517,283	20,795
*	Haemonetics Corp.	357,232	20,669
*	Volcano Corp.	850,665	20,433
*	Kindred Healthcare Inc.	1,072,044	19,125
*	Lincare Holdings Inc.	402,250	18,781
*	Par Pharmaceutical Cos. Inc.	691,050	18,755

6

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2010

			Market
			Value
		Shares	($000)
	Pharmaceutical Product Development Inc.	679,050	18,674
*	Watson Pharmaceuticals Inc.	420,300	17,997
*,^	Amedisys Inc.	309,221	17,805
*	Sun Healthcare Group Inc.	1,948,900	17,423
*	Sirona Dental Systems Inc.	402,275	16,771
*	Amylin Pharmaceuticals Inc.	808,500	16,687
*	SXC Health Solutions Corp.	234,894	16,372
*	Isis Pharmaceuticals Inc.	1,511,549	16,249
*	Brookdale Senior Living Inc.	730,950	15,715
*	PSS World Medical Inc.	639,945	14,994
*	Ardea Biosciences Inc.	589,700	14,978
	Quality Systems Inc.	229,900	14,716
*	Martek Biosciences Corp.	644,713	14,203
*	Covance Inc.	242,307	13,845
*	Orthovita Inc.	3,430,703	13,723
*	Onyx Pharmaceuticals Inc.	466,850	13,478
*	ABIOMED Inc.	1,363,000	13,139
	Patterson Cos. Inc.	410,500	13,132
*	Align Technology Inc.	750,900	12,750
*,^	Cadence Pharmaceuticals Inc.	1,291,700	12,659
*	Targacept Inc.	518,058	12,330
*	IPC The Hospitalist Co. Inc.	394,700	12,251
*	VCA Antech Inc.	426,330	12,133
*	Cubist Pharmaceuticals Inc.	529,790	11,878
*	Luminex Corp.	700,400	11,389
*	MWI Veterinary Supply Inc.	264,143	11,081
*	Warner Chilcott PLC Class A	367,600	10,425
*	King Pharmaceuticals Inc.	1,063,200	10,419
	West Pharmaceutical Services Inc.	245,700	10,283
	Perrigo Co.	166,800	10,180
*	Catalyst Health Solutions Inc.	238,171	10,077
*	Exelixis Inc.	1,728,354	9,990
*	Elan Corp. PLC ADR	1,463,400	9,834
*	IDEXX Laboratories Inc.	143,550	9,494
*	Endo Pharmaceuticals Holdings Inc.	431,452	9,449
	Hikma Pharmaceuticals PLC	983,635	9,402
*	Cepheid Inc.	465,200	9,299
	Universal Health Services Inc. Class B	249,204	9,250
*	Human Genome Sciences Inc.	331,322	9,174
*	Express Scripts Inc.	91,474	9,159
*	Health Net Inc.	404,793	8,914
*	United Therapeutics Corp.	154,662	8,799
*	Valeant Pharmaceuticals International	188,700	8,491
	STERIS Corp.	251,621	8,374
	Medicis Pharmaceutical Corp. Class A	327,700	8,317
	Invacare Corp.	303,278	8,016
*	Inverness Medical Innovations Inc.	198,611	7,901
*	Immunogen Inc.	790,300	7,832
*	Life Technologies Corp.	129,780	7,100
	PerkinElmer Inc.	280,548	7,028
*	Zimmer Holdings Inc.	110,987	6,760
*	Kinetic Concepts Inc.	154,700	6,699
*	Emergency Medical Services Corp. Class A	124,218	6,569
*	Hologic Inc.	358,506	6,407
*	American Medical Systems Holdings Inc.	352,566	6,318
	Masimo Corp.	262,850	6,153
*	Dionex Corp.	73,200	5,971
*	Millipore Corp.	51,100	5,424
	Hill-Rom Holdings Inc.	169,656	5,380
*	Healthsouth Corp.	251,865	5,153
*	Wright Medical Group Inc.	260,478	4,892
*	HMS Holdings Corp.	90,885	4,862
*	Odyssey HealthCare Inc.	229,741	4,786
*	Durect Corp.	1,545,600	4,405

7

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2010

			Market
			Value
		Shares	($000)
	Chemed Corp.	77,300	4,252
*	Orthofix International NV	121,600	4,158
*	BioScrip Inc.	450,500	4,027
*	Savient Pharmaceuticals Inc.	261,974	3,799
*	Magellan Health Services Inc.	84,384	3,562
*	Hi-Tech Pharmacal Co. Inc.	141,400	3,440
	PDL BioPharma Inc.	587,200	3,418
*	Corvel Corp.	99,359	3,309
*	Gentiva Health Services Inc.	115,360	3,309
*	Centene Corp.	141,000	3,229
*	Eurand NV	309,307	3,186
*	Cyberonics Inc.	162,500	3,174
*	Tenet Healthcare Corp.	497,100	3,107
*	Accelrys Inc.	431,209	3,014
*	Dendreon Corp.	45,275	2,455
	America Service Group Inc.	141,112	2,393
*	InterMune Inc.	55,050	2,343
	Techne Corp.	35,300	2,339
	Cantel Medical Corp.	114,626	2,288
*	MedAssets Inc.	95,000	2,169
*	inVentiv Health Inc.	89,354	2,058
	Atrion Corp.	13,955	1,979
*	ev3 Inc.	99,690	1,907
*	Sciclone Pharmaceuticals Inc.	449,436	1,879
*	Incyte Corp. Ltd.	135,000	1,812
*	Providence Service Corp.	100,399	1,668
*	Mednax Inc.	28,895	1,587
*	Affymetrix Inc.	227,584	1,579
*	Micromet Inc.	201,583	1,536
*	athenahealth Inc.	50,306	1,460
*	Zymogenetics Inc.	216,441	1,286
*	PharMerica Corp.	58,823	1,135
*	Questcor Pharmaceuticals Inc.	115,609	1,126
*	Cambrex Corp.	254,045	1,115
*	Harvard Bioscience Inc.	263,361	1,101
*	Celera Corp.	141,580	1,058
*,^	Cell Therapeutics Inc.	1,400,900	865
*	Conmed Corp.	36,353	808
*	Hanger Orthopedic Group Inc.	41,100	766
*	NxStage Medical Inc.	55,950	712
*	Continucare Corp.	204,564	685
*	Auxilium Pharmaceuticals Inc.	17,500	623
*	Bio-Reference Labs Inc.	23,460	549
*	LHC Group Inc.	15,237	520
*	Depomed Inc.	111,583	450
*	Genomic Health Inc.	27,900	447
*	Medical Action Industries Inc.	36,480	433
*	Santarus Inc.	123,217	404
*,^	NovaMed Inc.	114,978	377
*	AMN Healthcare Services Inc.	39,986	365
*	ISTA Pharmaceuticals Inc.	81,688	319
*	Varian Inc.	6,100	316
*	Immunomedics Inc.	88,500	310
	Ensign Group Inc.	15,575	270
*	Allied Healthcare International Inc.	94,059	264
*	Kendle International Inc.	15,800	261
*	Lannett Co. Inc.	55,727	261
*	BioDelivery Sciences International Inc.	73,779	256
*	Quidel Corp.	12,400	183
*	Neurocrine Biosciences Inc.	51,253	165
*	ADAM Inc.	39,956	150
*	Inspire Pharmaceuticals Inc.	15,700	108
*,^	Virtual Radiologic Corp.	8,150	102
	Advocat Inc.	13,431	92

8

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2010

			Market
			Value
		Shares	($000)
*	Healthways Inc.	4,869	79
*	RadNet Inc.	17,600	65
*	Cardiovascular Systems Inc.	4,802	24
*,^	Cardium Therapeutics Inc.	37,906	22
*	GTx Inc.	6,500	21
*	Triple-S Management Corp. Class B	820	15
*	OTIX Global Inc.	2,837	14
*	Dynacq Healthcare Inc.	4,900	13
*	Mediware Information Systems	1,320	12
*	Matrixx Initiatives Inc.	2,040	10
*	SuperGen Inc.	3,100	9
*	PhotoMedex Inc.	900	7
			1,743,156
Industrials (15.3%)
	MSC Industrial Direct Co. Class A	1,197,140	65,232
*,4	Beacon Roofing Supply Inc.	2,483,403	55,132
	Kennametal Inc.	1,523,535	50,063
*	Genesee & Wyoming Inc. Class A	980,330	38,331
	Equifax Inc.	1,044,484	35,095
*	Continental Airlines Inc. Class B	1,495,600	33,427
	Gardner Denver Inc.	598,173	30,082
*	EnerSys	1,132,960	29,321
*	HUB Group Inc. Class A	861,200	27,567
*	Stericycle Inc.	441,200	25,987
	Watsco Inc.	436,110	25,826
*	DigitalGlobe Inc.	954,030	25,339
	Knight Transportation Inc.	1,177,690	25,073
*	AerCap Holdings NV	1,798,651	24,821
	Con-way Inc.	622,700	24,186
*	Atlas Air Worldwide Holdings Inc.	431,255	23,835
	Flowserve Corp.	206,300	23,638
*	RBC Bearings Inc.	680,494	21,476
*	US Airways Group Inc.	2,979,200	21,063
*	GeoEye Inc.	731,720	20,854
*	JetBlue Airways Corp.	3,702,330	20,696
	Trinity Industries Inc.	823,800	20,504
	UTi Worldwide Inc.	1,287,575	20,408
*	Advisory Board Co.	617,280	20,327
*	Chicago Bridge & Iron Co. NV	866,175	20,303
*	Kansas City Southern	496,500	20,133
	Triumph Group Inc.	257,800	19,995
*	Clean Harbors Inc.	312,265	19,807
*	SunPower Corp. Class B	1,306,836	19,655
	Belden Inc.	702,430	19,289
	Lennox International Inc.	425,600	19,263
	AMETEK Inc.	443,270	19,171
*	United Stationers Inc.	299,665	18,345
	Steelcase Inc. Class A	2,097,783	17,223
	Robert Half International Inc.	624,089	17,088
*	EnerNOC Inc.	531,120	15,445
	Applied Industrial Technologies Inc.	471,550	14,514
	Healthcare Services Group Inc.	661,920	14,225
*	II-VI Inc.	391,550	14,041
	Woodward Governor Co.	428,550	13,735
	Landstar System Inc.	307,865	13,614
*	Huron Consulting Group Inc.	576,754	13,508
	WW Grainger Inc.	120,450	13,315
	Bucyrus International Inc. Class A	207,247	13,059
	McGrath Rentcorp	457,238	11,884
*	EMCOR Group Inc.	407,200	11,630
*	IHS Inc. Class A	228,050	11,555
*	Resources Connection Inc.	654,730	11,484
	Ritchie Bros Auctioneers Inc.	489,810	11,462
	Dun & Bradstreet Corp.	143,870	11,074

9

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2010

			Market
			Value
		Shares	($000)
*	TrueBlue Inc.	700,030	11,053
*	Corrections Corp. of America	526,794	10,915
*	Kirby Corp.	259,200	10,907
*	RailAmerica Inc.	807,920	10,414
	Deluxe Corp.	484,700	10,164
*	Owens Corning	290,892	10,117
	Copa Holdings SA Class A	176,897	10,026
	Roper Industries Inc.	156,800	9,568
*	Teledyne Technologies Inc.	216,700	9,448
*	American Superconductor Corp.	302,250	8,820
*	Avis Budget Group Inc.	569,903	8,617
*	Allegiant Travel Co. Class A	164,432	8,457
*	Oshkosh Corp.	214,000	8,265
*,^	A123 Systems Inc.	624,700	7,784
	Ingersoll-Rand PLC	205,000	7,581
	Crane Co.	209,890	7,543
*	Alliant Techsystems Inc.	92,716	7,502
	Goodrich Corp.	98,746	7,325
	Towers Watson & Co. Class A	149,000	7,152
*	Exponent Inc.	229,572	6,844
*	Thomas & Betts Corp.	162,517	6,816
*	Sensata Technologies Holding NV	320,050	6,401
*	Polypore International Inc.	359,150	6,361
	CH Robinson Worldwide Inc.	105,000	6,331
*	LaBarge Inc.	498,622	6,163
	Carlisle Cos. Inc.	149,720	5,649
*	Navistar International Corp.	113,500	5,487
	Heartland Express Inc.	329,670	5,453
	Hubbell Inc. Class B	116,500	5,414
*	Kforce Inc.	385,075	5,349
*	McDermott International Inc.	189,718	5,200
	Mine Safety Appliances Co.	174,570	5,131
*	Hawaiian Holdings Inc.	711,308	5,050
*	Flow International Corp.	1,589,318	5,022
*	SYKES Enterprises Inc.	200,123	4,549
*	ICF International Inc.	189,600	4,391
	Curtiss-Wright Corp.	121,561	4,336
*	Esterline Technologies Corp.	77,600	4,328
*	BE Aerospace Inc.	141,200	4,195
	Avery Dennison Corp.	95,200	3,716
	Toro Co.	62,200	3,542
*	ATC Technology Corp.	145,870	2,982
*	Chart Industries Inc.	127,500	2,931
*,^	Trex Co. Inc.	116,300	2,848
	Albany International Corp.	109,861	2,798
	Pall Corp.	70,800	2,760
	Heidrick & Struggles International Inc.	101,600	2,683
*	Korn/Ferry International	165,000	2,675
	Apogee Enterprises Inc.	191,946	2,637
	AZZ Inc.	62,327	2,532
	Brink's Co.	90,000	2,397
*	AirTran Holdings Inc.	449,483	2,373
*	UAL Corp.	107,800	2,326
*	Michael Baker Corp.	64,183	2,268
*	Harbin Electric Inc.	93,062	2,039
	Cubic Corp.	54,630	2,038
*	EnPro Industries Inc.	58,660	1,852
*	CRA International Inc.	78,991	1,835
*	WESCO International Inc.	45,000	1,828
*	Air Transport Services Group Inc.	325,367	1,789
*	Orion Marine Group Inc.	90,000	1,706
*	GenCorp Inc.	262,345	1,632
	AAON Inc.	64,940	1,568
	Ampco-Pittsburgh Corp.	54,686	1,406

10

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2010

			Market
			Value
		Shares	($000)
	Standard Register Co.	268,564	1,383
*	Dollar Thrifty Automotive Group Inc.	31,300	1,377
	ABM Industries Inc.	63,761	1,370
*	Armstrong World Industries Inc.	31,400	1,367
*	Powell Industries Inc.	40,668	1,366
*	Tetra Tech Inc.	55,700	1,356
*	Force Protection Inc.	242,037	1,295
*	APAC Customer Services Inc.	216,520	1,245
	HNI Corp.	38,200	1,186
*	Alaska Air Group Inc.	27,300	1,130
*	KAR Auction Services Inc.	62,000	965
	G&K Services Inc. Class A	32,406	891
*	GP Strategies Corp.	110,312	890
	Nordson Corp.	11,970	860
*	GrafTech International Ltd.	42,940	724
*	Intersections Inc.	129,100	688
	Primoris Services Corp.	77,200	610
	US Ecology Inc.	36,800	574
	Tennant Co.	16,245	560
	Pentair Inc.	15,470	559
	Diamond Management & Technology Consultants Inc. Class A	53,353	433
*	Amerco Inc.	6,827	426
*	Sparton Corp.	72,130	421
*	LMI Aerospace Inc.	22,560	389
*	Trimas Corp.	37,901	385
	Schawk Inc. Class A	19,683	373
	VSE Corp.	8,978	361
	Rollins Inc.	16,200	352
	Insteel Industries Inc.	28,632	351
*	MasTec Inc.	26,600	333
	Graham Corp.	18,468	330
	Raven Industries Inc.	10,430	317
	NACCO Industries Inc. Class A	3,636	316
	Preformed Line Products Co.	10,390	312
	Timken Co.	8,010	282
	SIFCO Industries Inc.	19,298	267
*	On Assignment Inc.	34,600	243
	Valmont Industries Inc.	2,300	192
*	WABCO Holdings Inc.	5,300	176
*	Herley Industries Inc.	12,000	176
*	Colfax Corp.	9,900	129
	Quanex Building Products Corp.	6,600	125
*	Ultralife Corp.	29,426	123
	Interface Inc. Class A	5,017	66
*	DynCorp International Inc. Class A	3,200	55
	Lindsay Corp.	600	23
			1,479,741
Information Technology (24.5%)
*	TiVo Inc.	4,664,060	81,714
*	Alliance Data Systems Corp.	863,256	64,796
*	ON Semiconductor Corp.	7,962,410	63,222
*	Teradyne Inc.	4,487,688	54,884
*	Netlogic Microsystems Inc.	1,451,643	45,248
*	Informatica Corp.	1,633,807	40,862
	Factset Research Systems Inc.	535,500	40,280
*	MICROS Systems Inc.	1,070,705	39,787
*,4	Verigy Ltd.	3,106,620	37,093
*	Concur Technologies Inc.	866,181	36,302
*,4	Sourcefire Inc.	1,603,162	35,863
*	F5 Networks Inc.	514,989	35,241
*	Acme Packet Inc.	1,328,528	34,728
*	Hewitt Associates Inc. Class A	811,290	33,255
*	NICE Systems Ltd. ADR	1,043,486	33,193
*	Parametric Technology Corp.	1,730,563	32,171

11

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2010

			Market
			Value
		Shares	($000)
*	Polycom Inc.	973,835	31,698
*	Ingram Micro Inc.	1,700,463	30,880
*	Rovi Corp.	792,135	30,877
*	Euronet Worldwide Inc.	1,797,579	28,635
*	PMC - Sierra Inc.	3,164,660	28,007
*	Atheros Communications Inc.	711,921	27,651
*	FEI Co.	1,213,995	27,315
	Maxim Integrated Products Inc.	1,287,400	25,001
*	WebMD Health Corp.	512,991	24,849
*	Littelfuse Inc.	583,350	24,635
*	MKS Instruments Inc.	1,051,460	23,847
*	Ariba Inc.	1,663,085	23,732
*	VeriFone Holdings Inc.	1,228,940	23,387
*	Blue Coat Systems Inc.	717,284	23,333
	Sapient Corp.	2,253,262	23,051
	Solera Holdings Inc.	583,737	22,690
	Power Integrations Inc.	578,760	22,271
*	Progress Software Corp.	678,573	21,884
	ADTRAN Inc.	789,060	21,123
*	Sybase Inc.	486,386	21,099
*	Salesforce.com Inc.	244,440	20,924
*	QLogic Corp.	1,065,785	20,644
*	j2 Global Communications Inc.	843,200	20,304
*	Websense Inc.	885,000	20,151
*	Mantech International Corp. Class A	445,934	20,080
*	Netezza Corp.	1,450,670	19,860
*	Atmel Corp.	3,529,330	19,200
*	Silicon Laboratories Inc.	390,945	18,902
*	Cypress Semiconductor Corp.	1,439,806	18,559
*	Gartner Inc.	768,344	18,502
*	Acxiom Corp.	966,403	18,439
*	Celestica Inc.	1,811,000	17,748
*	Microsemi Corp.	1,058,270	17,525
	Intersil Corp. Class A	1,147,884	17,081
*	SuccessFactors Inc.	800,330	16,751
*	Cymer Inc.	488,440	16,680
*	Nuance Communications Inc.	909,650	16,619
	Plantronics Inc.	491,877	16,330
*	Riverbed Technology Inc.	525,010	16,270
	Syntel Inc.	441,657	15,953
*	Hittite Microwave Corp.	305,750	15,679
*	Avnet Inc.	463,813	14,828
*	Trimble Navigation Ltd.	452,460	14,800
*	Ciena Corp.	789,900	14,605
*	S1 Corp.	2,353,880	14,523
*	Convergys Corp.	1,139,000	14,397
*	Avago Technologies Ltd.	688,275	14,123
*	Finisar Corp.	929,700	13,908
*	Cognizant Technology Solutions Corp. Class A	268,314	13,732
*	Mellanox Technologies Ltd.	538,500	13,355
	Pegasystems Inc.	408,949	12,951
*	LSI Corp.	2,124,410	12,789
*	Varian Semiconductor Equipment Associates Inc.	385,930	12,713
	Amphenol Corp. Class A	271,250	12,534
*	Lexmark International Inc. Class A	334,596	12,397
*	Synopsys Inc.	520,197	11,814
	Tellabs Inc.	1,288,025	11,695
*	Cogent Inc.	1,086,772	11,248
*	Fairchild Semiconductor International Inc. Class A	983,051	11,030
*	Art Technology Group Inc.	2,531,461	10,835
*	CommVault Systems Inc.	499,950	10,474
*	Arris Group Inc.	843,231	10,363
*	Aruba Networks Inc.	791,889	9,946
*	Arrow Electronics Inc.	322,200	9,827

12

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2010

			Market
			Value
		Shares	($000)
*	NetApp Inc.	277,789	9,631
*	Cirrus Logic Inc.	744,501	9,463
*	Marvell Technology Group Ltd.	458,046	9,459
	National Semiconductor Corp.	631,730	9,337
*	Equinix Inc.	91,345	9,194
*	Aviat Networks Inc.	1,406,531	9,142
*	Hollysys Automation Technologies Ltd.	876,400	9,088
*	Oclaro Inc.	580,178	8,894
	iGate Corp.	707,532	8,759
*	Digital River Inc.	304,170	8,499
*	RF Micro Devices Inc.	1,511,090	8,492
	Jabil Circuit Inc.	544,180	8,337
*	Tekelec	452,204	8,198
*	PROS Holdings Inc.	881,900	8,025
	Global Payments Inc.	187,200	8,014
*	GSI Commerce Inc.	286,093	7,796
*	Compellent Technologies Inc.	618,020	7,769
*	TIBCO Software Inc.	681,018	7,764
*	InterDigital Inc.	268,650	7,434
*	Diodes Inc.	343,875	7,383
*	Cybersource Corp.	278,260	7,146
*	ATMI Inc.	387,145	7,019
*	VanceInfo Technologies Inc. ADR	293,846	7,008
*	Advent Software Inc.	144,754	6,540
*	Emulex Corp.	556,249	6,536
*	DG FastChannel Inc.	182,100	6,406
*	Constant Contact Inc.	244,000	6,234
*	JDA Software Group Inc.	213,676	6,175
*	TriQuint Semiconductor Inc.	796,150	6,003
*	Brightpoint Inc.	741,269	5,997
*	Lawson Software Inc.	751,400	5,831
*	Veeco Instruments Inc.	131,500	5,785
*	AsiaInfo Holdings Inc.	199,100	5,656
*	Brocade Communications Systems Inc.	862,917	5,600
*	Blackboard Inc.	129,919	5,528
	Fair Isaac Corp.	259,000	5,455
	Earthlink Inc.	599,000	5,403
	Black Box Corp.	172,700	5,387
*	Comtech Telecommunications Corp.	169,340	5,290
*	Red Hat Inc.	176,013	5,258
*	Amkor Technology Inc.	687,872	5,187
*	Applied Micro Circuits Corp.	438,345	4,945
*	Ceva Inc.	396,534	4,854
	Altera Corp.	180,550	4,579
*	ACI Worldwide Inc.	240,250	4,514
*	CSG Systems International Inc.	195,580	4,444
*	Vishay Intertechnology Inc.	421,100	4,384
*	Electronic Arts Inc.	224,900	4,356
*	Multi-Fineline Electronix Inc.	162,491	4,212
*	VistaPrint NV	80,508	4,153
*	Cree Inc.	56,463	4,134
*	McAfee Inc.	117,360	4,078
*	Ancestry.com Inc.	203,974	4,004
*	Advanced Energy Industries Inc.	266,400	3,921
*	Quest Software Inc.	221,527	3,883
*	Netgear Inc.	139,500	3,775
*	Net 1 UEPS Technologies Inc.	229,600	3,765
*	OSI Systems Inc.	143,900	3,747
*	IAC/InterActiveCorp	163,820	3,673
*	L-1 Identity Solutions Inc.	397,900	3,450
*	TeleTech Holdings Inc.	206,826	3,423
*	BMC Software Inc.	71,556	2,816
*	Novellus Systems Inc.	102,800	2,693
*	Shanda Interactive Entertainment Ltd. ADR	59,000	2,675

13

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2010

			Market
			Value
		Shares	($000)
*	CACI International Inc. Class A	55,679	2,641
	MAXIMUS Inc.	42,600	2,637
*	DealerTrack Holdings Inc.	172,000	2,623
*	Advanced Micro Devices Inc.	282,370	2,558
*	Quantum Corp.	876,600	2,542
	DST Systems Inc.	59,766	2,537
*	Anixter International Inc.	48,300	2,531
*	Insight Enterprises Inc.	167,249	2,514
	Jack Henry & Associates Inc.	98,300	2,509
*	Oplink Communications Inc.	165,339	2,498
*	SAIC Inc.	143,300	2,495
*	Silicon Motion Technology Corp. ADR	454,800	2,474
*	SYNNEX Corp.	89,514	2,455
*	Dolby Laboratories Inc. Class A	34,042	2,339
*	DemandTec Inc.	309,440	2,092
*	Kulicke & Soffa Industries Inc.	252,212	2,068
*,^	STEC Inc.	147,221	2,045
*	Integrated Device Technology Inc.	306,600	2,027
*	MIPS Technologies Inc. Class A	404,100	2,016
*	LivePerson Inc.	234,713	1,939
*	Integrated Silicon Solution Inc.	157,199	1,938
*	RightNow Technologies Inc.	115,000	1,886
*	Mindspeed Technologies Inc.	184,127	1,847
*	Actuate Corp.	294,441	1,667
*	Ulticom Inc.	166,780	1,639
*	China Security & Surveillance Technology Inc.	272,170	1,619
*	Zoran Corp.	164,160	1,597
*	Global Cash Access Holdings Inc.	176,738	1,534
	Richardson Electronics Ltd.	124,046	1,425
*	Cray Inc.	206,947	1,399
*	Nova Measuring Instruments Ltd.	250,000	1,385
*	Kopin Corp.	327,742	1,380
*	Netscout Systems Inc.	92,755	1,347
*	Manhattan Associates Inc.	45,600	1,307
*	Radisys Corp.	131,691	1,289
*	SonicWALL Inc.	127,087	1,287
	Molex Inc.	56,750	1,272
*	Hypercom Corp.	305,524	1,268
*	Loral Space & Communications Inc.	29,122	1,254
*	Mercury Computer Systems Inc.	91,647	1,179
*	Unisys Corp.	40,730	1,141
*	Volterra Semiconductor Corp.	44,100	1,057
*	Novell Inc.	182,734	1,025
*	Stamps.com Inc.	94,176	998
*	Zygo Corp.	105,600	998
*	Dynamics Research Corp.	69,597	995
*	Checkpoint Systems Inc.	44,016	994
*	Stratasys Inc.	41,000	977
*	Digi International Inc.	89,900	963
*	Synaptics Inc.	30,471	933
*	Internap Network Services Corp.	156,530	905
*	EMS Technologies Inc.	56,719	901
*	Interactive Intelligence Inc.	45,116	892
*	Symmetricom Inc.	120,842	801
*	Computer Task Group Inc.	85,106	799
	Keithley Instruments Inc.	93,870	799
	QAD Inc.	136,865	756
*	Mentor Graphics Corp.	82,300	740
	Keynote Systems Inc.	67,100	737
*	ValueClick Inc.	67,600	695
*	CPI International Inc.	48,633	653
*	Saba Software Inc.	126,676	646
*	Avid Technology Inc.	42,914	627
*	Skyworks Solutions Inc.	31,786	535

14

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2010

			Market
			Value
		Shares	($000)
*,^	Internet Gold-Golden Lines Ltd.	17,461	495
*	Reis Inc.	79,600	476
*	Adaptec Inc.	149,982	463
*	Image Sensing Systems Inc.	33,652	462
*	Electronics for Imaging Inc.	28,986	373
*	MercadoLibre Inc.	7,100	358
	Blackbaud Inc.	15,300	353
*	INX Inc.	66,912	324
*	SolarWinds Inc.	16,742	311
*	Pervasive Software Inc.	61,092	304
*	Seachange International Inc.	33,949	283
*	Bottomline Technologies Inc.	15,300	266
*	Actel Corp.	15,394	239
*	DSP Group Inc.	28,483	233
*	PC Mall Inc.	43,650	227
*	GTSI Corp.	30,626	196
*	Intermec Inc.	15,115	173
*	Evolving Systems Inc.	21,522	156
*	IntriCon Corp.	42,647	154
*	Power-One Inc.	18,600	146
	CTS Corp.	12,080	127
	Marchex Inc. Class B	15,017	79
*	LaserCard Corp.	13,619	78
*	Tech Data Corp.	1,500	64
*	Telular Corp.	15,200	47
*	SRA International Inc. Class A	1,530	35
*	Exar Corp.	4,100	30
*	ModusLink Global Solutions Inc.	3,314	30
*	ePlus Inc.	1,140	21
*	Selectica Inc.	3,400	19
*	CSP Inc.	3,300	11
*	Interphase Corp.	1,900	5
*	PC-Tel Inc.	162	1
			2,376,457
Materials (5.2%)
	Sensient Technologies Corp.	1,696,700	53,497
	Lubrizol Corp.	398,813	36,029
	Silgan Holdings Inc.	506,900	30,581
	Albemarle Corp.	666,155	30,417
*	Pactiv Corp.	1,114,870	28,329
	Steel Dynamics Inc.	1,614,069	25,357
	Aptargroup Inc.	554,020	23,845
	Olin Corp.	1,105,694	23,220
*	Solutia Inc.	1,176,755	20,711
	Eagle Materials Inc.	608,670	19,398
	Ball Corp.	327,623	17,433
	Arch Chemicals Inc.	508,459	17,293
*	Titanium Metals Corp.	1,098,923	16,945
*	Fronteer Development Group Inc.	2,561,795	15,704
	Cytec Industries Inc.	304,500	14,634
	Schnitzer Steel Industries Inc.	267,400	14,440
	International Flavors & Fragrances Inc.	274,878	13,769
*	OM Group Inc.	348,610	13,160
	NewMarket Corp.	98,292	10,812
*	Domtar Corp.	148,769	10,539
	RPM International Inc.	392,373	8,664
	Greif Inc. Class A	136,929	8,103
	Stepan Co.	102,142	7,737
	Nalco Holding Co.	285,588	7,063
	Ashland Inc.	109,041	6,494
	Walter Energy Inc.	77,766	6,284
	Rock-Tenn Co. Class A	76,537	3,949
*	Clearwater Paper Corp.	55,929	3,561

15

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2010

					Market
					Value
				Shares	($000)
*	Buckeye Technologies Inc.			241,200	3,406
	Schweitzer-Mauduit International Inc.			50,175	2,856
	Minerals Technologies Inc.			48,770	2,814
*	Crown Holdings Inc.			102,633	2,668
*	PolyOne Corp.			229,250	2,593
*	Boise Inc.			219,323	1,511
*	WR Grace & Co.			41,300	1,193
*	BWAY Holding Co.			35,277	698
*	Omnova Solutions Inc.			79,340	607
*,^	General Steel Holdings Inc.			75,100	280
*	American Pacific Corp.			610	4
					506,598
Telecommunication Services (0.9%)
*	tw telecom inc Class A			1,467,400	26,120
*	NeuStar Inc. Class A			844,333	20,661
*	SBA Communications Corp. Class A			445,117	15,744
*	Clearwire Corp. Class A			1,957,810	15,114
	NTELOS Holdings Corp.			196,800	3,863
*	Premiere Global Services Inc.			383,498	3,593
	USA Mobility Inc.			140,666	1,961
	Consolidated Communications Holdings Inc.			94,900	1,760
	Frontier Communications Corp.			170,200	1,355
*	PAETEC Holding Corp.			111,200	554
	HickoryTech Corp.			40,365	342
*	Cincinnati Bell Inc.			95,000	320
					91,387
Utilities (0.7%)
	ITC Holdings Corp.			389,500	21,746
	UGI Corp.			731,600	20,112
	CenterPoint Energy Inc.			929,332	13,345
	DPL Inc.			196,000	5,523
	Ormat Technologies Inc.			124,680	3,972
	New Jersey Resources Corp.			50,019	1,887
	Integrys Energy Group Inc.			28,300	1,404
					67,989

Total Common Stocks (Cost $7,407,741)					9,350,019

		Coupon

Temporary Cash Investments (5.1%)[1]
Money Market Fund (4.6%)
5,6	Vanguard Market Liquidity Fund	0.210%		441,791,827	441,792

				Face
			Maturity	Amount
			Date	($000)
U.S. Government and Agency Obligations (0.2%)
7,8	Freddie Mac Discount Notes	0.245%	9/21/10	15,300	15,282

Repurchase Agreement (0.3%)
	Deutsche Bank Securities, Inc.
	(Dated 4/30/10, Repurchase Value $33,101,000,
	collateralized by Federal National Mortgage Assn.,
	4.000%-7.000%, 8/1/37-5/1/40)
		0.200%	5/3/10	33,100	33,100

Total Temporary Cash Investments (Cost $490,177)					490,174

16

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2010

Total Investments (101.4%) (Cost $7,897,918)	9,840,193
Other Assets and Liabilities (-1.4%)
Other Assets	84,180
Liabilities[6]	(219,881)
(135,701)
Net Assets (100%)	9,704,492

* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $72,958,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 98.4% and 3.0%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Restricted security represents 0.0% of net assets.
4 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6 Includes $78,694,000 of collateral received for securities on loan.
7 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
8 Securities with a value of $15,282,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.

17

@2010TheVanguardGroup,Inc,
All rightsreserved.
VanguardMarketingCorporation,Distributor.

SNA242 062010

Item 2: Not Applicable.

Item 3: Not Applicable.

Item 4: Not Applicable.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD EXPLORER FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: June 21, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD EXPLORER FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: June 21, 2010

VANGUARD EXPLORER FUND

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: June 21, 2010

*By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 26, 2010, see file Number 33-53683, is Incorporated by Reference.